Fees Summary	Nov. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 143,750,000
Previously Paid Amount	0
Total Fee Amount	22,008.13
Total Offset Amount	0
Net Fee	$ 22,008.13